Exhibit 10.13

Second Amendment to the

IMS Health Incorporated

Retirement Excess Plan

The IMS Health Incorporated Retirement Excess Plan, as amended and restated effective as of January 1, 2005 (the “Plan”), is amended effective January 1, 2010 as follows:

Appendix A to the Plan is amended by deleting the names David R. Carlucci and Robert H. Steinfeld.

The authorized officers of IMS Health Incorporated have caused this instrument of amendment to be executed this 8th day of December, 2009.

IMS Health Incorporated

By

Its	SVP, Human Resources

37289-6222_Second Amendment REP 3.09

December 22, 2009 4:26 PM